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                                                                    Exhibit 3.10

                                                            (PURSUANT TO NRS 88)
        DEAN HELLER
        SECRETARY OF STATE
[Seal]  206 NORTH CARSON STREET, SUITE 3
        CARSON CITY, NEVADA 89701-4299
        (775) 684 5708
                                 CERTIFICATE OF
                                     LIMITED
                                   PARTNERSHIP
                              (PURSUANT TO NRS 88)

      ---------------------------------------- ----------------------------
          IMPORTANT. READ ATTACHED INSTRUCTIONS BEFORE COMPLETING FORM.
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 1. NAME OF LIMITED
    PARTNERSHIP:
    (see instructions)  Innovex Nevada Limited Partnership
                        --------------------------------------------------------

 2. STREET ADDRESS OF   639 Isbell Road, Suite 390       Reno   NEVADA   89509
    RECORDS OFFICE IN   --------------------------------------------------------
    NEVADA:             Street Address                   City          Zip Code

 3. RESIDENT AGENT
    NAME AND STREET     Griffin Corporate Services, Inc.
    ADDRESS:            --------------------------------------------------------
    (must be a Nevada   Name
    address where
    process may be      639 Isbell Road, Suite 390       Reno   NEVADA   89509
    served)             --------------------------------------------------------
                        Street Address                   City          Zip Code

                        --------------------------------------------------------
 4. DISSOLUTION DATE:   Latest date upon which the Limited
                        Partnership is to dissolve:                    6/1/2030
                        --------------------------------------------------------
 5. OTHER MATTERS       Any other matters the general partners desire to include
                        in this certificate may be noted on separate pages and incorporated by reference as part of this certificate:

                        Number of pages attached:  _________
                        --------------------------------------------------------
 6. NAME, BUSINESS      It is hereby declared that I am (we are) the person(s)
    ADDRESS AND         who executed this Certificate of Limited Partnership,
    SIGNATURES OF       which execution constitutes an affirmation under the
    EACH GENERAL        penalties of perjury that the acts stated herein are
    PARTNER:            true.
    (attach additional
    gages as necessary)
                        Quintiles Pacific Inc.      /s/ John S. Russell
                        --------------------------  ----------------------------
                        Name                        Signature

                        10201 Wateridge Circle      San Diego     CA      92121
                        --------------------------------------------------------
                        Address                       City      State   Zip Code

                        --------------------------  ----------------------------
                        Name                        Signature

                        --------------------------------------------------------
                        Address                       City      State   Zip Code

                        --------------------------  ----------------------------
                        Name                        Signature

                        --------------------------------------------------------
                        Address                       City      State   Zip Code

                        --------------------------  ----------------------------
                        Name                        Signature

                        --------------------------------------------------------
                        Address                       City      State   Zip Code

 7. CERTIFICATE OF      I, Doris J. Krick on        hereby accept appointment as
    ACCEPTANCE OF       behalf of Griffin           Resident Agent for the above
    APPOINTMENT OF      Corporate Services, Inc.    named limited partnership
    RESIDENT AGENT:
                        By /s/ Doris J. Krick                 6/8/01
                        --------------------------  ----------------------------
                        Authorized Signature of     Date
                        R.A. or On Behalf of R.A.
                        Company
                        --------------------------------------------------------

This form must be accompanied by                       Nevada Secretary of State
appropriate fees. See attached fee schedule.                   Form 88 ARTS.2003
                                                            Revised on: 09/29/03